CONSOLIDATED STATEMENTS OF CONDITION (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Assets
Securities held to maturity, fair Value	$ 22,847	$ 21,198
Shareholders' Equity
Common stock, Stated value per share (in dollars per share)	$ 1	$ 1
Common Stock, Shares authorized (in shares)	10,000,000	10,000,000
Common Stock, Shares issued (in shares)	4,686,295	4,659,795
Treasury stock, shares (in shares)	659,739	659,739